                                                                  EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

   We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated April 8, 1997 relating to the financial statements of NRG Energy, Inc. for the two years ended December 31, 1996, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.





Price Waterhouse LLP
Minneapolis, Minnesota
November 10, 1997